DATED SEPTEMBER 22, 2004


                       IDEAL HARDWARE  LIMITED and BELL
                       MICROPRODUCTS    EUROPE   EXPORT
                       LIMITED as Original Borrowers

                       BM EUROPE PARTNERS C.V.

                       BELL MICROPRODUCTS EUROPE B.V.

                       BANK   OF   AMERICA,    NATIONAL
                       ASSOCIATION as Arranger, Issuer,
                       Swingline   Lender,   Agent  and
                       Security Trustee

                       THE  COMPANIES  NAMED  HEREIN as
                       charging companies

                       and

                       CERTAIN   BANKS  AND   FINANCIAL
                       INSTITUTIONS as Lenders



                       ---------------------------------------
                       SUPPLEMENTAL     AGREEMENT    in
                       relation to a  (pound)75,000,000
                       syndicated    credit   agreement
                       dated  2   December   2002   (as
                       amended)
                       ---------------------------------------


HAMMONDS
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WEBISTE www.hammonds.com

                                    CONTENTS

1        DEFINITIONS AND INTERPRETATION........................................4

         1.1    Definitions....................................................4

         1.2    Incorporation of defined terms.................................6

         1.3    Interpretation of Credit Agreement.............................6

         1.4    Certain references.............................................6

         1.5    Headings.......................................................6

2        RESTATEMENT...........................................................6

         2.1    Restatement of the Credit Agreement............................6

         2.2    Effective Date.................................................6

         2.3    Long Stop Date.................................................7

         2.4    Consents by the Lenders and the Agent..........................7

         2.5    Acknowledgement................................................8

         2.6    Additional conditions to the accession by
                  OpenPSL Limited as a Borrower................................8

3        REPRESENTATIONS AND WARRANTIES........................................9

         3.1    Representations and warranties of the Obligors.................9

         3.2    Repetition....................................................10

4        MISCELLANEOUS........................................................10

         4.1    Finance Documents.............................................10

         4.2    Further assurance.............................................10

         4.3    Construction..................................................10

5        AFFIRMATION, CONFIRMATION AND COVENANT...............................11

         5.1    Affirmation...................................................11

         5.2    Confirmation..................................................11

         5.3    Covenants.....................................................11

         5.4    Consent of Lenders............................................11

6        FEES, COSTS AND EXPENSES.............................................11

         6.1    Transaction Expenses..........................................11

         6.2    Preservation and enforcement of rights........................11

         6.3    Stamp duties etc..............................................11

7        MISCELLANEOUS........................................................12

         7.1    Counterparts..................................................12

         7.2    Designation...................................................12

         7.3    Incorporation of terms........................................12

SCHEDULE 1 THE CHARGING COMPANIES.............................................13

SCHEDULE 2 THE LENDERS........................................................14

SCHEDULE 3 CONDITIONS PRECEDENT...............................................15

SCHEDULE 4 FORM OF RESTATED AGREEMENT.........................................19

SCHEDULE 5 FORM OF US BANK GROUP CONSENT LETTER...............................20

DATE OF SUPPLEMENTAL AGREEMENT                                              2004

PARTIES

(1) IDEAL HARDWARE LIMITED (Company Number: 03969946) whose registered office is at Fountain Court, Cox Lane, Chessington, Surrey, KT9 1SJ ("IDEAL") and BELL MICROPRODUCTS EUROPE EXPORT LIMITED (Company Number: 03711148) whose registered office is at Fountain Court, Cox Lane, Chessington, Surrey, KT9 1SJ ("BMEE") (each an "ORIGINAL BORROWER" and together the "ORIGINAL BORROWERS");

(2) BM EUROPE PARTNERS C.V. a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands, having its official seat in Emmen, the Netherlands and its registered office at Veluwezoom 42-50, 1327 AH Almere, the Netherlands and registered in the Commercial Register under number 04065637 ("BMEP");

(3) BELL MICROPRODUCTS EUROPE B.V. a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat in Emmen, the Netherlands and its registered office at Veluwezoom 42-50, 1327 AH Almere, the Netherlands and registered in the Commercial Register under number 04064633 ("BMEBV");

(4) BANK O BANK OF AMERICA, NATIONAL ASSOCIATION acting through its London branch at 5 Canada Square, London, E14 5AQ in its capacity as arranger (the "ARRANGER"), in its capacity as agent for the Lenders (the "AGENT"), in its capacity as the Lender making Swingline Loans (the "SWINGLINE LENDER"), in its capacity as the Lender issuing any Letter of Credit or Guarantee (the "ISSUER") and in its capacity as security trustee under the Security Documents (the "SECURITY TRUSTEE");

(5) THE COMPANIES named in Schedule 1 (The Charging Companies) (the "CHARGING COMPANIES"); and (6) THE BANKS AND FINANCIAL INSTITUTIONS named in
      Schedule 2 (the Lenders) (the "LENDERS"). INTRODUCTION

A by a syndicated credit agreement (the "ORIGINAL CREDIT AGREEMENT") dated 2 December 2002 between (1) Ideal Hardware Limited and Bell Microproducts Europe Export Limited (as Original Borrowers), (2) BM Europe Partners
      C.V., (3) Bell Microproducts Europe B.V., (4) Bank of America, National Association (as Arranger, Issuer, Swingline Lender, Agent and Security Trustee) and (5) certain banks and financial institutions (as Lenders), the Lenders agreed to make available to the Borrowers a revolving credit facility of up to (pound)75,000,000.

B By a supplemental agreement (the "FIRST SUPPLEMENTAL AGREEMENT") dated 3 December 2003 between the parties to the Original Credit Agreement, the parties to the Original Credit Agreement agreed to amend and restate the Original Credit Agreement on the terms set out therein.

C The Borrowers have requested the Lenders and the Agent to amend the Credit Agreement to the extent set out in this Supplemental Agreement in order to, amongst other things, permit the acquisition by Ideal of the entire issued share capital of the Target from the Parent and to permit the incorporation of BMEH as a wholly owned Subsidiary of the Parent and the subsequent BMEP Acquisition.

D The Borrowers have further requested the Lenders and the Agent to grant certain consents in connection with the financing and other arrangements to be entered into in connection with the Acquisition and the BMEP Acquisition which would otherwise be prohibited under the terms of the Credit Agreement. In particular, the Borrowers have requested the Lenders and the Agent to consent to (i) the issue by Ideal to the Parent of the Ideal Note and the Preference Shares as part of the consideration for the Acquisition, (ii) the incorporation of BMEH as a wholly owned Subsidiary of the Parent, the subsequent BMEP Acquisition and the issue by BMEH to the Parent of the BMEH Note as consideration for BMEP Acquisition and
      (iii) the terms of the Acquisition and the BMEP Acquisition generally.

E Because BMEH has or will acquire the Parent's entire interest in BMEP pursuant to the terms of the BMEP Acquisition Agreement, the Agent and the Lenders have requested and BMEH has agreed to accede to the Restated Agreement as an Unsecured Guarantor and as a consequence the Agent and the Lenders have requested and the Obligors have agreed to amend, amongst other things, the definition of "GROUP" contained in the Credit Agreement to include reference to BMEH as a consequence of it becoming an Unsecured Guarantor and acquiring 99% of the partnership interest in BMEP pursuant to the BMEP Acquisition Agreement.

F The Lenders and the Agent acknowledge that, after the occurrence of the Effective Date, OpenPSL Limited intends to submit to the Agent an Accession Notice pursuant to which it will accede to the Restated Agreement as a Borrower. The purpose of this Supplemental Agreement is further to set out the conditions that must be satisfied (in addition to those set out in the Restated Agreement) before the Agent will accept such Accession Notice and permit OpenPSL Limited to accede to the Restated Agreement as a Borrower.

IT IS AGREED THAT:

1     DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      In this Supplemental Agreement, unless the context otherwise requires:

      "ACQUISITION" means the acquisition by Ideal from the Parent of the entire issued share capital of the Target.

      "ACQUISITION AGREEMENT" means the sale and purchase agreement entered or to be entered into between Parent and Ideal in connection with the Acquisition.

      "BMEH" means Bell Microproducts Europe (Holdings) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat in Almere, the Netherlands and its registered office at Veluwezoom 42-50, 1327 AH, Almere, the Netherlands and registered in the Netherlands with the Trade Register under number: 39087200.

      "BMEH NOTE" means the note issued or to be issued by BMEH to the Parent as consideration for the BMEP Acquisition pursuant to which BMEH acknowledges its indebtedness to the Parent in the sum of (euro)75,822,000.

      "BMEP ACQUISITION" means the acquisition by BMEH from the Parent of the Parent's entire interest (constituting 99% of the partnership interest) in BMEP.

      "BMEP ACQUISITION AGREEMENT" means the sale and purchase agreement entered or to be entered into between BMEH and the Parent in connection with the BMEP Acquisition.

      "CREDIT AGREEMENT" means the Original Credit Agreement as amended and restated pursuant to the First Supplemental Agreement.

      "EFFECTIVE  DATE" has the  meaning  given to it in Clause  2.2  (Effective
      Date).

      "GE SECURITY DOCUMENTS" means (i) the fixed charge over certain debts dated 14 August 2001 between (1) OpenPSL Limited and (2) GE Commercial Distribution Finance Europe Limited (formerly known as Deutsche Financial Services (U.K.) Limited) and (ii) the floating charge over branded stock dated 14 August 2001 between (1) OpenPSL Limited and (2) GE Commercial Distribution Finance Europe Limited (formerly known as Deutsche Financial Services (U.K.) Limited).

      "HSBC SECURITY DOCUMENT" means the legal mortgage dated 14 August 2001 between OpenPSL Limited and HSBC Bank PLC.

      "IBM SECURITY DOCUMENT" means the legal charge dated 5 April 2004 between OpenPSL Limited and IBM United Kingdom Financial Services Limited.

      "IDEAL NOTE" means the note issued or to be issued by Ideal to the Parent as part of the consideration for the Acquisition pursuant to which Ideal acknowledges its indebtedness to the Parent in the sum of US$34,134,332.

      "OPENPSL DEBENTURE" means the composite guarantee and debenture creating one or more encumbrances in favour of the Security Trustee on behalf of the Beneficiaries, in form and substance satisfactory to the Agent, to be executed as a deed by each member of the Target Group to secure the obligations of the Obligors under the Finance Documents.

      "OUTSTANDING SECURITY DOCUMENTS" means the HSBC Security Document, the IBM Security Document and each of the GE Security Documents;

      "PREFERENCE SHARES" means the 1,225,963 preference shares created or to be created in the capital of Ideal and to be issued to the Parent as part of the consideration for the Acquisition.

      "RESTATED AGREEMENT" means the Credit Agreement, as amended by this Supplemental Agreement, the terms of which are set out in Schedule 4 (Form of Restated Agreement).

      "SUPPLEMENTAL AGREEMENT" means this second supplemental agreement.

      "TARGET" means OpenPSL Holdings Limited (Company Number: 03591250) whose registered office is at 2 St. Crispin Way, Haslingden, Rossendale, Lancashire, BB4 4PW.

      "TARGET GROUP" means the Target and each of its wholly owned Subsidiaries being OpenPSL Limited (Company Number: 03574533) ("OPENPSL LIMITED") whose registered office is at 2 St. Crispin Way, Haslingden, Rossendale, Lancashire, BB4 4PW and Open Computing Limited (Company Number: 02642536) whose registered office is at Nepshaw Lane South, Gildersome, Leeds, LS27 7JQ.

      "TRANSACTIONS" has the meaning given to it in Clause 2.4 (Consent by the Lenders and the Agent).

1.2   INCORPORATION OF DEFINED TERMS

      Terms defined in the Restated Agreement shall, unless otherwise defined in this Supplemental Agreement, have the same meaning when used in this Supplemental Agreement and the principles of construction set out in clauses 1.2 to 1.13 (inclusive) of the Restated Agreement shall have effect, mutatis mutandis, as if set out in this Supplemental Agreement in full.

1.3   INTERPRETATION OF CREDIT AGREEMENT

      References in the Credit Agreement to "THIS AGREEMENT" shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Restated Agreement and words such as "HEREIN", "HEREOF", "HEREUNDER", "hereafter", "HEREBY" and "HERETO", where they appear in the Credit Agreement, shall be construed accordingly.

1.4   CERTAIN REFERENCES

      In this Supplemental Agreement references to Clauses and Schedules are, unless the context otherwise requires, to be construed as references to the clauses of, and schedules to, this Supplemental Agreement and references to this Supplemental Agreement include its schedules.

1.5   HEADINGS

      Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Supplemental Agreement.

2     RESTATEMENT

2.1   RESTATEMENT OF THE CREDIT AGREEMENT

      With effect from the Effective Date the Credit Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 4 (Form of Restated Agreement).

2.2   EFFECTIVE DATE

      The amendments to be made to the Credit Agreement by this Supplemental Agreement shall take effect on and with effect from the date (the "EFFECTIVE DATE") on which the Agent notifies Ideal and the Lenders that the Agent shall have received (a) all of the documents and evidence listed in Part 1 of Schedule 3 (Conditions Precedent) in form and substance satisfactory to the Agent and (b) payment of the expenses referred to in Clause 6.1 (Transaction Expenses) to the extent that invoices in respect of the same shall have been rendered at that date. The Agent shall not give notice of the occurrence of the Effective Date under this Clause 2.2 (Effective Date) if, on the date on which it would otherwise have done so, the Agent has received actual notice that a Default has occurred and is continuing or would occur by reason of the Effective Date occurring or that any of the representations and warranties in Clause 3 (Representations and Warranties) is untrue or incorrect in any material respect as at such date as if made on such date with respect to the facts and circumstances existing at such date.

2.3   LONG STOP DATE

      If the Effective Date has not occurred by close of business in London on 30 September 2004 then the provisions of this Supplemental Agreement
      (other than clause 6 (Fees, Costs and Expenses) and Clause 7 (Miscellaneous)) shall thereupon cease to have effect.

2.4   CONSENTS BY THE LENDERS AND THE AGENT

      The Agent and each Lender acknowledge that Ideal intends to make the Acquisition and that in connection with the Acquisition Ideal intends to enter into the Acquisition Agreement and to issue the Ideal Note and the Preference Shares to the Parent. The Agent and each Lender further acknowledge that BMEH has been or will be incorporated as a wholly owned Subsidiary of the Parent and that following such incorporation BMEH intends to make the BMEP Acquisition and that in connection with the BMEP Acquisition BMEH intends to enter into the BMEP Acquisition Agreement and to issue the BMEH Note to the Parent (each of the transactions referred to in this Clause 2.4 (Consents by the Lenders and the Agent) being referred to in this Supplemental Agreement as the "TRANSACTIONS"). If the Transactions were to proceed, by virtue of certain provisions of clauses 14 (Representations and Warranties) and 16 (Covenants) of the Restated Agreement, the prior written consent of the Agent or, as the case may be, the Majority Lenders, is required. Subject to the conditions set out below:

      (a) for the purposes of clause 14.1.12 (Indebtedness) of the Restated Agreement, the Agent and each of the Lenders hereby consent to Ideal incurring indebtedness to the Parent under the Ideal Note and under the earn-out provisions contained in the Acquisition Agreement and to BMEH incurring indebtedness to the Parent under the BMEH Note;

      (b) for the purpose of clauses 14.1.8 (Existing encumbrances), 14.1.9 (Future encumbrances) and 16.3.1 (Encumbrances) of the Restated Agreement, the Agent and each of the Lenders hereby consent to the encumbrances created over the assets of OpenPSL Limited by the Outstanding Security Documents;

      (c) for the purposes of clause 16.3.3(b) (Distributions and changes in capital structure) of the Restated Agreement, the Agent and each of the Lenders hereby consent to the creation and subsequent issue by Ideal of the Preference Shares to the Parent;

      (d) for the purposes of clause 16.3.5 (Indebtedness) of the Restated Agreement, the Agent and each of the Lenders hereby consent to Ideal incurring indebtedness to the Parent under the Ideal Note and under the earn-out provisions contained in the Acquisition Agreement and to BMEH incurring indebtedness to the Parent under the BMEH Note;

      (e) for the purposes of clause 16.3.6 (Prepayments) of the Restated Agreement, the Agent and each of the Lenders hereby consent to Ideal discharging its indebtedness to the Parent under the Ideal Note and BMEH discharging its indebtedness to the Parent under the BMEH Note in each case in accordance with their terms;

      (f) for the purposes of clause 16.3.8 (Transactions with Affiliates) of the Restated Agreement, the Agent and the Lenders hereby consent to the parties thereto entering into the Transactions;

      (g)   for the purposes of clause  16.3.11  (Subsidiaries)  of the Restated
            Agreement,   the  Agent  and  the  Lenders  hereby  consent  to  the
            Acquisition and the BMEP Acquisition;

      (h) for the purposes of clause 16.3.12 (Restricted Investments) of the Restated Agreement, the Agent and the Lenders hereby consent to the Acquisition and the BMEP Acquisition; and

      (i) for the purposes of the Restated Agreement generally, the Agent and the Lenders hereby consent to the Transactions;

      The consents given in this Clause 2.4 (Consents by the Lenders and the Agent) are strictly limited to the matters set out above and are not nor shall they construed to be given for any other purpose. The conditions referred to above are that (i) Ideal shall discharge its indebtedness to the Parent under the Ideal Note in full on or before 30 September 2004 by payment in cash to the Parent so that following such payment Ideal shall have no further obligations to the Parent under the Ideal Note and (ii) Ideal will procure that OpenPSL Limited discharges each of the GE Security Documents and the IBM Security Document in full and will further procure that OpenPSL Limited enters into a priority agreement with the Security Trustee and HSBC Bank PLC in relation to the HSBC Security Document, in form and substance satisfactory to the Security Trustee, in each case before OpenPSL Limited accedes to the Restated Agreement a Borrower. If these conditions are not satisfied by 30 September 2004 then the consents referred to in sub-clauses (a), (b) (d), (f) and (i) above shall cease to have effect and shall be deemed never to have been given.

2.5   ACKNOWLEDGEMENT

      Each Obligor acknowledges that the consents of the Agent and the Lenders given pursuant to Clause 2.4 (Consents by the Lenders and the Agent) shall not constitute any representation by the Lenders or the Agent as to the commercial desirability or otherwise of the Transactions and the Obligors confirm that they have not relied on the Lenders or the Agent in any way in deciding to enter into the Transactions.

2.6   ADDITIONAL CONDITIONS TO THE ACCESSION BY OPENPSL LIMITED AS A BORROWER

      In addition to the conditions specified in the Restated Agreement, the parties to this Supplemental Agreement agree that, notwithstanding the terms of the Restated Agreement, the Agent shall not be obliged to accept any Accession Notice pursuant to which OpenPSL Limited will accede to the Restated Agreement as a Borrower until the Agent shall have received in form and substance satisfactory to the Agent all of the documents and evidence listed in Part 2 of Schedule 3 (Conditions Precedent).

2.7   WAIVER

      Subject to the condition referred to below, notwithstanding that the Effective Date has not occurred, with effect from the date of this Supplemental Agreement, the Agent and the Lenders hereby consent to Ideal incurring indebtedness to the Parent under the Ideal Note for the purposes of clauses 14.1.12 (Indebtedness) and 16.3.5 (Indebtedness) and otherwise of the Credit Agreement and further consent to Ideal discharging such indebtedness for the purposes of clause 16.3.6 (Prepayments) and otherwise of the Credit Agreement. If the Effective Date does not occur by close of business in London on 23 September 2004, the consents referred to in this Clause 2.7 (Waiver) shall cease to have effect and shall be deemed never to have been given.

3     REPRESENTATIONS AND WARRANTIES

3.1   REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS

      Each Obligor represents and warrants (in respect of itself and each other Obligor) to and for the benefit of each other party to this Supplemental Agreement that:

      (a)   REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT

            the representations and warranties set out in clauses 14.1 (General Representations and Warranties) and 14.2 (Accounts) of the Credit Agreement are true and correct as if made at the date of this Supplemental Agreement and on the Effective Date with reference to the facts and circumstances existing at each such date;

      (b)   CORPORATE POWER

            it has power to execute, deliver and perform its obligations under this Supplemental Agreement; all necessary corporate, shareholder and other action has been taken to authorise the execution, delivery and performance of the same and this Supplemental Agreement constitutes valid and legally binding obligations of such Obligor enforceable in accordance with their respective terms;

      (c)   NO CONFLICT WITH OTHER OBLIGATIONS

            the execution and delivery of, the performance of its obligations under, and compliance with the provisions of this Supplemental Agreement by such Obligor will not (i) contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which such Obligor is subject, (ii) to an extent or in a manner which has or could have a material adverse effect on it, conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which such Obligor is a party or is subject or by which it or any of its property is bound or (iii) contravene or conflict with any provision of such Obligor's Memorandum and Articles of Association, Articles of Incorporation/Bye-laws/Statutes or other constitutional documents;

      (d)   CONSENTS OBTAINED

            every consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts required by such Obligor to authorise, or required by such Obligor in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Supplemental Agreement or the performance by such Obligor of its obligations under this Supplemental Agreement has been obtained or made and is in full force and effect and there has been no default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same;

      (e)   NO FILINGS REQUIRED

            it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Supplemental Agreement that it or any other instrument be notarised, filed, recorded, registered or enrolled in any court, public office or elsewhere in the jurisdiction in which such Obligor is incorporated or has its principal place of business or that any stamp, registration or similar tax or charge be paid in any such jurisdiction on or in relation to this Supplemental Agreement and this Supplemental Agreement is in proper form for its enforcement in the courts of such jurisdiction.

      (f)   NO ENCUMBRANCES

            Prior to the earlier of (i) the date on which OpenPSL Limited accedes to the Restated Agreement as a Borrower and (ii) 30 September 2004, no encumbrance exists over the assets of any member of the Target Group other than those created by the Outstanding Security Documents and, after the earlier of such dates occurs, no encumbrance exists over the assets of any member of the Target Group other than those created by the HSBC Security Document or granted in favour of the Security Trustee.

3.2   REPETITION

      The representations and warranties in Clause 3.1(a) (Representation and Warranties in Credit Agreement) to 3.1(f) (No encumbrances) inclusive shall be deemed to be repeated by each Obligor on and as of each date on which a Loan is requested or is to be made (or, as the case may be, a Letter of Credit is issued or requested to be issued) as if made with reference to the facts and circumstances existing on each such date.

4     MISCELLANEOUS

4.1   FINANCE DOCUMENTS

      The provisions of the Finance Documents shall, save as expressly amended by virtue of this Supplemental Agreement, continue in full force and effect.

4.2   FURTHER ASSURANCE

      Each Obligor shall, at the request of the Agent and at its own expense, do all such acts and things necessary to give effect to this Supplemental Agreement.

4.3   CONSTRUCTION

      With effect from the Effective Date references in the Credit Agreement and in each of the Finance Documents to the Credit Agreement shall be read and construed as references to the Restated Agreement.

5     AFFIRMATION, CONFIRMATION AND COVENANT

5.1   AFFIRMATION

      Each Obligor confirms to the Beneficiaries that, notwithstanding the amendments effected by this Supplemental Agreement, each Finance Document to which it is a party will remain in full force and effect and will continue to constitute its legal, valid and binding obligations enforceable in accordance with their respective terms and each of the security interests created by the Security Documents will continue in full force and effect.

5.2   CONFIRMATION

      Each Unsecured Guarantor confirms that its obligations under clause 13 (Guarantee) of the Credit Agreement shall remain in full force and effect in respect of the Obligors' obligations under the Credit Agreement (as amended by this Supplemental Agreement) and under each other Finance Document.

5.3   COVENANTS

      Ideal covenants that it will not and will procure that BMEH will not amend the terms of the Ideal Note or the BMEH Note delivered to the Agent in accordance with the terms of this Supplemental Agreement without the prior written consent of the Agent.

5.4   CONSENT OF LENDERS

      Each Lender  hereby  consents to the Agent  executing  and  delivering  to
      Congress Financial Corporation (Western) (in its capacity as administrative agent for the Bell Lenders (as such term is defined in the Letter)) a letter (the "LETTER") in substantially the same form as that set out in Schedule 5 (Form of US bank group consent letter) at such time as the Agent may determine.

6     FEES, COSTS AND EXPENSES

6.1   TRANSACTION EXPENSES

      Ideal shall, from time to time on demand of the Agent, reimburse the Agent for all costs and expenses (including legal fees) together with any VAT thereon incurred by the Beneficiaries in connection with the negotiation, preparation and execution of this Supplemental Agreement, any other document referred to in this Supplemental Agreement and the completion of the transactions contemplated by this Supplemental Agreement.

6.2   PRESERVATION AND ENFORCEMENT OF RIGHTS

      Each Obligor shall, from time to time on demand of the Agent, reimburse the Beneficiaries for all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred in or in connection with the preservation and/or enforcement of any of the rights of the Beneficiaries under this Supplemental Agreement and any other document referred to in this Supplemental Agreement.

6.3   STAMP DUTIES ETC.

      Each Obligor shall pay all stamp, registration and other taxes to which this Supplemental Agreement, any other document referred to in this Supplemental Agreement or any judgement given in connection with this

      Supplemental Agreement is or at any time may be subject and shall, from time to time on demand of the Agent, indemnify the Beneficiaries against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

7     MISCELLANEOUS

7.1   COUNTERPARTS

      This Supplemental Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

7.2   DESIGNATION

      This Supplemental Agreement is hereby designated a Finance Document.

7.3   INCORPORATION OF TERMS

      The provisions of clause 32 (Notices) and clause 35 (Law and Jurisdiction) of the Credit Agreement shall be incorporated in this Supplemental Agreement as if set out in full, mutatis mutandis, in this Supplemental Agreement and as if references in such clauses to "this Agreement" were references to this Supplemental Agreement.

IN WITNESS of which this Supplemental Agreement has been executed and delivered by or on behalf of the parties on the date stated at the beginning of this Supplemental Agreement.

                                   SCHEDULE 1


                             THE CHARGING COMPANIES



- --------------------------------------------------------------------------------
NAME                                                COMPANY NUMBER
- --------------------------------------------------------------------------------
Ideal Hardware Limited                              03969946
- --------------------------------------------------------------------------------
Bell Microproducts Europe Export Limited            03711148
- --------------------------------------------------------------------------------
Bell Microproducts Europe B.V.                      n/a
- --------------------------------------------------------------------------------
Bell Microproducts Limited                          04079671
- --------------------------------------------------------------------------------
Unifund Limited                                     03942210
- --------------------------------------------------------------------------------

SCHEDULE 2


                                   THE LENDERS


1     Bank of America, National Association

2     GE Commercial Finance Limited

3     Lloyds TSB Commercial Finance Limited

4     Enterprise Finance Europe (UK) Limited

                                   SCHEDULE 3

                              CONDITIONS PRECEDENT

                                     PART 1

         (CONDITIONS PRECEDENT TO THE OCCURRENCE OF THE EFFECTIVE DATE)

1     In relation to each Obligor:

1.1 (other than Ideal and BMEP) a written confirmation signed by a duly authorised officer of such Obligor, certifying that, as at the date of this Supplemental Agreement, there has been no change to the constitutional documents delivered by it pursuant to the Original Credit Agreement and (in the case of Ideal) a copy, certified a true and up-to-date copy by a duly authorised officer of Ideal, of its constitutional documents evidencing that all necessary changes have been made to its constitutional documents to permit the creation and issue the Preference Shares and (in the case of BMEP) a copy, certified a true and up-to-date copy by a duly authorised officer of BMEP, of its constitutional documents evidencing that all necessary changes have been made to its constitutional documents to permit and reflect the BMEP Acquisition;

1.2 a copy, certified a true and up-to-date copy by a duly authorised officer of such Obligor, of a board resolution of such Obligor approving the execution, delivery and performance of this Supplemental Agreement and its terms and conditions and any documents to be delivered by it pursuant to this Supplemental Agreement and authorising a named person or persons to sign this Supplemental Agreement and any documents to be delivered by it pursuant to this Supplemental Agreement; and

1.3 a certificate of a duly authorised officer of such Obligor setting out the names and signatures of the persons authorised to sign, on behalf of such Obligor, this Supplemental Agreement and any documents to be delivered by it pursuant to this Supplemental Agreement.

2 A copy, certified a true and up-to-date copy by a duly authorised officer of each Obligor, of each such law, decree, consent, licence, approval, registration or declaration as is, in the opinion of counsel to the Agent, necessary to render this Supplemental Agreement and any document to be delivered by it pursuant to this Supplemental Agreement legal, valid, binding and enforceable and to make the same admissible in evidence in each such company's jurisdiction of incorporation.

3 Copies, certified true and up-to-date copies by a duly authorised officer of BMEH of (i) BMEH's constitutional documents evidencing that it has been duly constituted and that at incorporation the entire issued share capital of BMEH, being 200 shares with a nominal value of (euro)100, was subscribed for by the Parent, (ii) the BMEP Acquisition Agreement and
      (iii) the BMEH Note.

4 A copy, certified a true and up-to-date copy by a duly authorised officer of Ideal, of all share certificates representing the Preference Shares and evidencing that the Preference Shares have been issued to the Parent credited as fully paid;

5 Original share certificates representing in each case the entire issued share capital of each member of the Target Group (being, in relation to OpenPSL Holdings Limited, 841381 Ordinary Shares of 1p each, in relation to OpenPSL Limited, 2 Ordinary Shares of (pound)1 each and in relation to Open Computing Limited, 100,000 Ordinary Shares of (pound)1 each) together with instruments of transfer (with the name of the transferee, the consideration and the date left blank but otherwise duly completed and executed by Ideal (in relation to the shares that it holds in the Target) or, as the case may be, the Target (in relation to the shares that it holds in OpenPSL Limited and Open Computing Limited);

6 An Accession Notice, duly executed by BMEH, pursuant to which it accedes to the Restated Agreement as an Unsecured Guarantor, together with all of the documents and evidence specified in schedule 9 (Documents to accompany accession notice or supplemental deed) to the Restated Agreement and required to be delivered by BMEH pursuant to clause 3.2 (Accession) of the Restated Agreement in connection with the Accession by BMEH to the Restated Agreement as an Unsecured Guarantor.

7 A legal opinion of Allen & Overy, addressed to the Agent as to, among other matters, the entry into and performance by BMEP and BMEBV of this Supplemental Agreement and BMEH of the Accession Notice and the legal, valid and binding nature of their respective obligations thereunder.

8 A copy, certified a true and up-to-date copy by a duly authorised officer of Ideal, of the Acquisition Agreement and the Ideal Note.



                                     PART 2

    (CONDITIONS PRECEDENT TO THE ACCESSION BY OPENPSL LIMITED AS A BORROWER)

9     In relation to each member of the Target Group:

9.1 a copy, certified a true and up-to-date copy by a duly authorised officer of such member of the Target Group of the constitutive documents of such member of the Target Group evidencing, in particular, that the constitutive documents of such member of the Target Group have been amended in the manner specified at paragraph 18 below;

9.2 a copy, certified a true and up-to-date copy by a duly authorised officer of such member of the Target Group, of a board resolution of such member of the Target Group approving the execution and delivery of (in the case of OpenPSL Limited) an Accession Notice and the OpenPSL Debenture and the accession of OpenPSL Limited to the Restated Agreement as a Borrower and (in the case of each other member of the Target Group) the execution and delivery of the OpenPSL Debenture and (in each case) the performance of its obligations under the Finance Documents and authorising a person or persons (specified by name or office) on behalf of such member of the Target Group to execute and deliver such Accession Notice and/or OpenPSL Debenture (as the case may be), any other Finance Document and any other documents to be delivered by such member of the Target Group pursuant hereto or thereto;

9.3 a certificate of a duly authorised officer of such member of the Target Group setting out the names and signatures of the person or persons mentioned in the resolution referred to in paragraph 9.2 above;

9.4 a certificate addressed to the Agent signed by two authorised signatories of such member of the Target Group stating that the execution by such member of the Target Group of the Accession Notice and/or OpenPSL Debenture (as the case may be) and the performance by such member of the Target Group of its obligations thereunder and, as applicable, under the Restated Agreement are within its corporate powers, have been duly approved by all necessary corporate action and will not cause any limit or restriction on any of its powers (whether imposed by law, decree, rule, regulation, its constitutive documents or agreement or otherwise) or on the right or ability of its directors to execute such powers, to be exceeded or breached; and

9.5   a copy of its latest audited financial statements.

10    In relation to each member of the Target Group:

10.1 a certificate addressed to the Agent from the Auditors confirming in the context of section 155(2) Companies Act 1985 that:

      (a) in their opinion such member of the Target Group had positive net assets as defined in section 154(2) Companies Act 1985;

      (b) they are not aware of anything to indicate that the decision of the directors of such member of the Target Group not to make a provision in relation to the giving of financial assistance represented by the execution of each Finance Document to which it is a party has not been made on fair and reasonable grounds; and

      (c) the giving of such financial assistance by such member of the Target Group would not cause those net assets to be reduced,

      in each such case dated as at the date of the giving of such financial assistance;

10.2 a statutory declaration by all of the directors of such member of the Target Group as required by Section 155(6) Companies Act 1985 in relation to such financial assistance, such statutory declaration to be in the prescribed form and having attached thereto the report addressed by the Auditors complying with the provisions of Section 156(4) Companies Act 1985;

10.3 a copy, certified by a duly authorised officer of such member of the Target Group as being a true copy, of the resolution of its board of directors approving the matters and things required to be done by it pursuant to this paragraph 10 and in particular the giving of such financial assistance.

11 An Accession Notice, duly executed by OpenPSL Limited pursuant to which it will accede to the Restated Agreement as a Borrower.

12 The OpenPSL Debenture, duly executed by each party thereto and all other documents to be delivered pursuant thereto.

13 Notice of assignment of each of OpenPSL Limited's Receivables Accounts and Policies (as defined in the OpenPSL Debenture) having been given to, and acknowledged by, the bank at which such Receivables Account is maintained or, as appropriate, by the relevant broker or insurer with which or through whom such Policy is placed.

14    Priority agreement in form and substance satisfactory to the Agent between
      (1) the Security Trustee, (2) OpenPSL Limited and (3) HSBC Bank PLC in relation to the HSBC Security Document.

15 Evidence, in form and substance satisfactory to the Agent, that the mortgage debenture dated 3 August 1998 between OpenPSL Limited and Apax Partners & Co Ventures Limited has been discharged in full.

16 Evidence, in form and substance satisfactory to the Agent, that each of the GE Security Documents and the IBM Security Document have been discharged in full.

17 Evidence, in form and substance satisfactory to the Agent, that all moneys and liabilities owing to GE under or pursuant to the GE factoring agreement have been paid or discharged in full and that any receivables requiring to be repurchased by OpenPSL Limited from GE on termination of the GE factoring agreement have been duly repurchased.

18 Evidence that the Articles of Association of each member of the Target Group have been amended so as to remove the discretion on the part of the directors to refuse to register a transfer of shares in such member of the Target Group and evidence that the Target has adopted new Articles of Association appropriate for a holding company in a similar position to the Target.

19    Such other documents or evidence as the Agent may reasonably require.

                                   SCHEDULE 4


                           FORM OF RESTATED AGREEMENT

                                   SCHEDULE 5


                      FORM OF US BANK GROUP CONSENT LETTER

           [ON CONGRESS FINANCIAL CORPORATION (WESTERN) HEADED PAPER]

                                                                        __, 2004



Bank of America, National Association
5 Canada Square
London, E14 5AQ

Attention: Carmen R Bernardis

(as Agent for the Lenders under a Credit Agreement dated 2 December 2002 between, among others, Ideal Hardware Limited ("IDEAL") and Bank of America, N.A. (as Arranger, Agent, Swingline Lender, Issuer and Security Agent) (as amended the "CREDIT AGREEMENT")


Ladies and Gentlemen:

We and certain other lenders (collectively, the "Bell Lenders") have extended loans and other financial accommodations to Bell Microproducts Inc., a California corporation ("Bell"), and certain of its affiliates. Bell has asked the Bell Lenders to consent to Bell making revolving loans to its affiliate Ideal, in an aggregate principal amount not to exceed Twenty Million Dollars ($20,000,000) outstanding at any one time (the "Loans"). We understand that currently you and other lenders (collectively, the "Ideal Lenders") are extending loans and other financial accommodations to Ideal and certain of its affiliates pursuant to the Credit Agreement. The Bell Lenders are willing to consent to Bell making the Loans so long as you, as the Ideal Lenders agree (i) not to restrict Ideal or any of its affiliates in any way from repaying the Loans and (ii) not to subordinate the Loans in any way, PROVIDED THAT (a) nothing herein shall be deemed to (i) obligate you or the Ideal Lenders to advance any sums in excess of the amounts available under the Credit Agreement or to advance any sums at any time in circumstances where the conditions to the making of such advance have not been fulfilled or (ii) limit your rights and remedies as a result of a default under the Credit Agreement and (b) the Loans are made on terms no less favourable to Ideal then would be applicable in a comparable arm's length transaction with an unconnected third party.

Please indicate your agreement with the foregoing by signing below and returning the signed letter to our attention.


                                              Very truly yours,

                                              CONGRESS FINANCIAL CORPORATION
                                              (WESTERN), as administrative agent
                                              for the Bell Lenders

                                              By:_______________________________
                                              Title:____________________________

Acknowledged and Consented to this __________ day of _______________, 2004.
                                   -----------------

BANK OF AMERICA, N.A.

As Agent



By:_____________________________

Name:___________________________

Title:__________________________

THE ORIGINAL BORROWERS


SIGNED for and on behalf of                   )
IDEAL HARDWARE LIMITED                        )
by:                                           )


Address:             Fountain Court
                     Cox Lane
                     Chessington
                     Surrey KT9 1SJ

Fax:                 +44 (0)20 8286 5588

Attention:           Nick Lee/Helen Hancock



SIGNED for and on behalf of                   )
BELL MICROPRODUCTS EUROPE                     )
EXPORT LIMITED by:                            )


Address:             Fountain Court
                     Cox Lane
                     Chessington
                     Surrey KT9 1SJ

Fax:                 +44 (0)20 8286 5588

Attention:           Nick Lee/Helen Hancock



THE DUTCH OBLIGORS

SIGNED by its Managing Partner                )
for and on behalf of                          )
BM EUROPE PARTNERS C.V.                       )

Address:             c/o Fountain Court
                     Cox Lane
                     Chessington
                     Surrey KT9 1SJ

Fax:                 +44 (0)20 8286 5588

Attention:           Nick Lee/Helen Hancock

BELL MICROPRODUCTS EUROPE B.V.


SIGNED for and on behalf of                   )
BELL MICROPRODUCTS                            )
EUROPE B.V.                                   )
by:                                           )


Address:             c/o Fountain Court
                     Cox Lane
                     Chessington
                     Surrey KT9 1SJ

Fax:                 +44 (0)20 8286 5588

Attention:           Nick Lee/Helen Hancock



THE AGENT

SIGNED for and on behalf of                   )
BANK OF AMERICA, NATIONAL                     )
ASSOCIATION by:                               )


Address:             5 Canada Square
                     London, E14 5AQ

Fax:                 +44 (0)20 7174 6400

Attention:           Business Credit, Portfolio Management



THE ARRANGER

SIGNED for and on behalf of                   )
BANK OF AMERICA, NATIONAL                     )
ASSOCIATION by:                               )


Address:             5 Canada Square
                     London, E14 5AQ

Fax:                 +44 (0)20 7174 6400

Attention: Business Credit, Portfolio Management

THE SECURITY TRUSTEE

SIGNED for and on behalf of                   )
BANK OF AMERICA, NATIONAL                     )
ASSOCIATION by:                               )


Address:             5 Canada Square
                     London, E14 5AQ

Fax:                 +44 (0)20 7174 6400

Attention: Business Credit, Portfolio Management



THE SWINGLINE LENDER

SIGNED for and on behalf of                   )
BANK OF AMERICA, NATIONAL                     )
ASSOCIATION by:                               )


Address:             5 Canada Square
                     London, E14 5AQ

Fax:                 +44 (0)20 7174 6400

Attention: Business Credit, Portfolio Management



THE ISSUER

SIGNED for and on behalf of                   )
BANK OF AMERICA, NATIONAL                     )
ASSOCIATION by:                               )


Address:             5 Canada Square
                     London, E14 5AQ

Fax:                 +44 (0)20 7174 6400

Attention: Business Credit, Portfolio Management

THE CHARGING COMPANIES


SIGNED for and on behalf of                   )
IDEAL HARDWARE LIMITED by:                    )


Address:             Fountain Court
                     Cox Lane
                     Chessington
                     Surrey, KT9 1SS

Fax:                 020 8286 5588

Attention: Nick Lee/Helen Hancock


SIGNED for and on behalf of                   )
BELL MICROPRODUCTS EUROPE EXPORT
LIMITED by:                                   )


Address:             Fountain Court
                     Cox Lane
                     Chessington
                     Surrey, KT9 1SS

Fax:                 020 8286 5588

Attention: Nick Lee/Helen Hancock


SIGNED for and on behalf of                   )
BELL MICROPRODUCTS EUROPE B.V.                )
acting by its Managing Director:              )


Address:             Fountain Court
                     Cox Lane
                     Chessington
                     Surrey, KT9 1SS

Fax:                 020 8286 5588

Attention: Nick Lee/Helen Hancock


SIGNED for and on behalf of                   )
BELL MICROPRODUCTS LIMITED by:                )


Address:             Fountain Court
                     Cox Lane
                     Chessington
                     Surrey, KT9 1SS

Fax:                 020 8286 5588

Attention: Nick Lee/Helen Hancock

SIGNED for and on behalf of                   )
UNIFUND LIMITED by:                           )


Address:             Fountain Court
                     Cox Lane
                     Chessington
                     Surrey, KT9 1SS

Fax:                 020 8286 5588

Attention: Nick Lee/Helen Hancock

THE LENDERS


SIGNED for and on behalf of                   )
BANK OF AMERICA, NATIONAL                     )
ASSOCIATION by:                               )


Address:             5 Canada Square
                     London, E14 5AQ

Fax:                 +44 (0)20 7174 6400

Attention: Business Credit, Portfolio Management


SIGNED for and on behalf of                   )
GE COMMERCIAL FINANCE LIMITED  by:            )


Address:             Enterprise House
                     Bancroft Road
                     Reigate RH2 7RT

Fax:                 +44 (0)1737 841 275

Attention:           Allan Walker


SIGNED for and on behalf of                   )
LLOYDS TSB COMMERCIAL FINANCE                 )
LIMITED  by:                                  )


Address:             Vanburgh House
                     Grange Road
                     Hedge End, Southampton
                     Hampshire SO30 2AF

Fax:                 +44 (0)1489  789903

Attention:           Ronnie Whitehead or Ren Randev

SIGNED for and on behalf of                   )

ENTERPRISE FINANCE EUROPE                     )
(UK) LIMITED  by:                             )


Address:             3rd Floor
                     31 Worship Street
                     London  EC2A 2DX

Fax:                 +44 (0)207 448 1931

Attention:           Peter Hayden/Cathal Brennan/Gerry Hoare/Colin Keene